Exhibit 32.1

Certification of Chief Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, DAVID GRABER, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of AMERICAN BATTERY MATERIALS, INC., for the fiscal year ended December 31, 2023, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 1 April 2024	/s/ David Graber
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.